UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 17, 2011
HARRIS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-3863	34-0276860

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1025 West NASA Blvd., Melbourne, Florida	32919

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (321) 727-9100
No change
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     Item 7.01 Regulation FD Disclosure.
     The information contained in this Current Report on Form 8-K that is furnished under this Item 7.01, including the accompanying Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section. The information contained in this Current Report on Form 8-K that is furnished under this Item 7.01, including the accompanying Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing.
     On March 17, 2011 and March 18, 2011, Harris Corporation (“Harris”) will hold an Analysts Meeting during which Howard L. Lance, Chairman, President and Chief Executive Officer of Harris, Gary L. McArthur, Senior Vice President and Chief Financial Officer of Harris, and other members of Harris’ management will provide presentations about Harris and its various lines of business to investors and analysts. The time, date and webcast availability of portions of the meeting were previously announced in a press release issued by Harris. The slides, including Regulation G reconciliations, that will be presented by Messrs. Lance, McArthur and other members of Harris’ management, are furnished herewith as Exhibit 99.1 and are incorporated herein by reference. Such slides will also be posted on Harris’ website www.harris.com/webcast.
Cautionary Language Concerning Forward-Looking Statements.
     The presentations include forward-looking statements that reflect management’s current expectations, assumptions, and estimates of future performance and economic conditions. Such statements are made in reliance upon the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements in the presentations include but are not limited to statements concerning: our plans, strategies and objectives for future operations or results; new products, services or developments; future economic conditions, performance or outlook; the outcome of contingencies; our beliefs or expectations; activities that we intend, expect, project, believe or anticipate will or may occur in the future; earnings and revenue guidance; the potential value of contract awards; and statements regarding outlook, including expected revenue, earnings and orders for Harris and its business units; and assumptions underlying any of the foregoing. Forward-looking statements may be identified by use of words such as “believes,” “expects,” “may,” “should,” “would,” “will,” “intends,” “plans,” “target,” “forecast,” “estimates,” “anticipates,” “projects,” or similar words or expressions. Harris cautions investors that any forward-looking statements are subject to risks and uncertainties that may cause actual results and future trends to differ materially from those matters expressed in or implied by such forward-looking statements. Harris’ consolidated results and the forward-looking statements could be affected by many factors, including but not limited to: the loss of our relationship with the U.S. government or a shift in U.S. government funding; potential changes in U.S. government or customer priorities; risks inherent with large long-term fixed-price contracts, particularly the ability to contain cost overruns; financial and government and regulatory risks relating to international sales and operations; our ability to continue to develop new products that achieve market acceptance; the consequences of future geo-political events; strategic acquisitions and the risks and uncertainties related thereto, including our ability to manage and integrate acquired businesses; performance of our subcontractors and suppliers; potential claims that we are infringing the intellectual property rights of third parties; the successful resolution of patent infringement claims and the ultimate outcome of other contingencies, litigation and legal matters; risks inherent in developing new technologies; changes in our effective tax rate; the potential impact of natural disasters or other disruptions on our operations; the potential impact of a security breach, through cyber attack or otherwise, or other significant disruptions of our IT networks and systems or those we operate for customers; the potential impact of satellite bandwidth constraints on our managed satellite communications services; changes in future business conditions that could cause business investments and/or recorded goodwill to become impaired; and a general downturn in the global economy. Further information relating to factors that may impact Harris’ results and forward-looking statements are disclosed in Harris’ filings with the SEC. The forward-looking statements contained in the presentations are made as of the date of the presentations, and Harris disclaims any intention or obligation, other than imposed by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.
          The following exhibit is furnished herewith:

99.1	Harris Corporation slide presentations for Analysts Meeting, March 17, 2011 and March 18, 2011 (furnished pursuant to Item 7.01).

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRIS CORPORATION
By:	/s/ Gary L. McArthur
	Name:	Gary L. McArthur
	Title:	Senior Vice President and Chief Financial Officer

Date: March 17, 2011

EXHIBIT INDEX

Exhibit No.
Under Regulation S-K,
Item 601	Description

99.1	Harris Corporation slide presentations for Analysts Meeting, March 17, 2011 and March 18, 2011 (furnished pursuant to Item 7.01).